Exhibit 99.1

THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third - party trademarks used herein are the property of their respective owners. © 2024 Theravance Biopharma. All rights reserved. Theravance Biopharma Investor Presentation September 2024

2 Forward Looking Statements This presentation contains certain "forward - looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events . Theravance Biopharma, Inc . (the “Company”) intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in Section 21 E of the Securities Exchange Act of 1934 , as amended, and the Private Securities Litigation Reform Act of 1995 . Examples of such statements include statements relating to : the Company’s expectations regarding its future profitability, expenses and uses of cash, the Company’s goals, designs, strategies, plans and objectives, future growth of YUPELRI sales, future royalty payments, the ability to provide value to shareholders, the Company’s regulatory strategies and timing of clinical studies, possible safety, efficacy or differentiation of our investigational therapy, the status of patent infringement litigation initiated by the Company and its partner against certain generic companies in federal district courts ; contingent payments due to the Company from the sale of the Company’s TRELEGY ELLIPTA royalty interests to Royalty Pharma, and expectations around the use of OHSA scores as endpoints for clinical trials . These statements are based on the current estimates and assumptions of the management of Theravance Biopharma as of the date of this press release and the conference call and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance Biopharma to be materially different from those reflected in the forward - looking statements . Important factors that could cause actual results to differ materially from those indicated by such forward - looking statements include, among others, risks related to : factors that could increase the Company’s cash requirements or expenses beyond its expectations and any factors that could adversely affect its profitability, whether the milestone thresholds can be achieved, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company’s product candidates or product are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, the ability of the Company to protect and to enforce its intellectual property rights, volatility and fluctuations in the trading price and volume of the Company’s shares, and general economic and market conditions . Other risks affecting the Company are in the Company’s Form 10 - Q filed with the SEC on August 8 , 2024 , and other periodic reports filed with the SEC . In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma’s results . No forward - looking statements can be guaranteed, and actual results may differ materially from such statements . Given these uncertainties, you should not place undue reliance on these forward - looking statements . Theravance Biopharma assumes no obligation to update its forward - looking statements on account of new information, future events or otherwise, except as required by law . Non - GAAP Financial Measures Theravance Biopharma provides a non - GAAP profitability target and a non - GAAP metric in this press release . Theravance Biopharma believes that the non - GAAP profitability target and non - GAAP net profit (loss) from continuing operations provide meaningful information to assist investors in assessing prospects for future performance and actual performance as they provide better metrics for analyzing the performance of its business by excluding items that may not be indicative of core operating results and the Company's cash position . Because non - GAAP financial targets and metrics, such as non - GAAP profitability and non - GAAP net loss from continuing operations, are not standardized, it may not be possible to compare these measures with other companies' non - GAAP targets or measures having the same or a similar name . Thus, Theravance Biopharma's non - GAAP measures should be considered in addition to, not as a substitute for, or in isolation from, the Company's actual GAAP results and other targets . Please see the appendix attached to this presentation for a reconciliation of non - GAAP net profit (loss) from continuing operations to its corresponding measure, net profit (loss) from continuing operations . A reconciliation of non - GAAP net profit (loss) from continuing operations to its corresponding GAAP measure is not available on a forward - looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses and other factors in the future .

Theravance Biopharma – Medicines That Make a Difference®

Corporate Profile

Commercial stage company with unique, late-stage asset

Experienced team focusing on **respiratory** and **neurology** indications with high unmet needs

Partnership with Viatris and economic interest in GSK's TRELEGY drive revenue through significant value inflection

Formed as a 2014 R&D spin-off of Theravance, Inc.

Revenue Generating and Late-Stage Assets

YUPELRI® – First-in-class nebulized long-acting muscarinic antagonist (LAMA) for chronic obstructive pulmonary disease (COPD)

Ampreloxetine – Potential first-in-class therapy targeting neurogenic orthostatic hypotension (nOH) in Multiple System Atrophy (MSA)

TRELEGY – First FDA approved triple therapy for maintenance treatment of asthma/COPD[1]

1. From 2024 through 2026, Theravance stands to receive up to $200 million in TRELEGY sales milestones paid directly from Royalty Pharma. These payment will be triggered if Royalty Pharma (RP) receives certain minimum royalty payments from GSK based on TRELEGY global net sales. Beginning in 2029, Theravance is eligible to receive royalty payments on global net sales of TRELEGY in the eligible territories. Eligibility generally ends 15 years after first launch on a country-by-country basis – U.S. royalties are expected to end late 2032, while ex-U.S. royalties are expected to end in the mid-2030s on a country-by-country basis. Total royalties owed are 6.5% to 10.0% of global net sales in eligible territories, where Theravance receives 85% of total royalties owed.

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Theravance Biopharma

Revenue Generating and Late-Stage Assets

	Indication	Pivotal Development	NDA Filed	Marketed	Partner and Economic Interest	
YUPELRI US US launch 2019	COPD				VIATRIS	Co-promote: 35% of profits to Theravance
YUPELRI China NDA filed June 2024	COPD				VIATRIS	Milestones, 14-20% royalties
Ampreloxetine CYPRESS Pivotal LPI Mid 2025	nOH in MSA					100% Commercial Rights[1]
TRELEGY First launch 2017	Asthma COPD					Milestones, single digit outer-year royalties[2]

1. If commercialized, Royalty Pharma owed 2.5% of global net sales up to $500M, 4.5% of global net sales > $500M. 2. From 2024 through 2026, Theravance stands to receive up to $200 million in TRELEGY sales milestones paid directly from Royalty Pharma. These payment will be triggered if Royalty Pharma receives certain minimum royalty payments from GSK based on TRELEGY global net sales. Beginning in 2029, Theravance is eligible to receive royalty payments on global net sales of TRELEGY in the eligible territories. Eligibility generally ends 15 years after first launch on a country-by-country basis –U.S. royalties are expected to end late 2032, while ex-U.S. royalties are expected to end in the mid-2030s on a country-by-country basis. Total royalties owed are 6.5% to 10.0% of global net sales in eligible territories, where Theravance receives 85% of total royalties owed. COPD, chronic obstructive pulmonary disease; LPI, last patient in; MSA, multiple system atrophy; NDA, New Drug Application; nOH, neurogenic orthostatic hypotension.

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Theravance Biopharma

Catalysts and Value Generating Milestones

Product	Catalyst	Value	Date
YUPELRI revefenacin inhalation solution	Milestone for 1st year in which US net sales > $250M	$25M	TBD (LTM = $229M)
	Milestone for NDA approval in China in COPD	$7.5M	TBD (NDA submitted June 2024)
Ampreloxetine	Last patient enrolled in Registrational Phase 3 CYPRESS study	--	Mid-2025
	Top-line data readout for Registrational Phase 3 CYPRESS study	--	~6 mo. after last patient enrolled
	Milestone for FDA approval in US for nOH in MSA	$15M[1]	TBD
TRELEGY[2]	TRELEGY milestone if net sales > either $2.9B or $3.2B	$25M or $50M	YE 2024
	TRELEGY milestone if net sales > either $3.1B or $3.4B	$25M or $50M	YE 2025
	TRELEGY milestone if net sales > either $3.2B or $3.5B	$50M or $100M	YE 2026

1. $15M milestone due from Royalty Pharma first qualifying regulatory approval (see SEC filings for further information). 2. Theravance stands to receive up to $200 million in TRELEGY sales milestones paid directly from Royalty Pharma. The first payment, of $25 million, will be triggered if Royalty Pharma (RP) receives $240 million or more in royalty payments from GSK based on 2024 TRELEGY global net sales, which we expect would occur should TRELEGY global net sales reach approximately $2.9 billion. A second payment of $25 million (for a total of $50 million) will be triggered if Royalty Pharma receives $275 million or more in royalty payments from GSK, which we expect would occur should 2024 TRELEGY global net sales exceed approximately $3.2 billion.
COPD, chronic obstructive pulmonary disease; LTM, last twelve months; MSA, multiple system atrophy; NDA, new drug application; nOH, neurogenic orthostatic hypotension.

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Theravance Biopharma

The Only Once - Daily, Nebulized LAMA Maintenance Medicine for COPD LAMA, long - acting muscarinic antagonist; COPD, chronic obstructive pulmonary disease

7 Symptoms include difficulty breathing, coughing, wheezing, chest tightness and fatigue 7 COPD Remains a Serious Respiratory Condition with Unmet Needs 1. CDC, 2023, NIH. ICS, inhaled corticosteroid; LABA, long - acting beta agonist; LAMA, long - acting muscarinic antagonist. Chronic Obstructive Pulmonary Disease (COPD) is a progressive lung disease and the 6 th leading cause of death in the US Most prevalent among people over the age of 65 1 Maintenance treatment standard of care includes LABA, LAMA and ICS medications Exacerbations (flare ups) may lead to emergency room visits or hospitalization Diagnosed US COPD Population: 14 - 16M 1

Nebulized Maintenance Therapy: An Important Treatment Option in COPD


Diagnosed US COPD Population: 14-16M[1]
~1.9M Could Benefit from YUPELRI[2]

Nebulized therapy is an important alternative for many COPD patients

Nebulization addresses dexterity, strength and complex hand-breath coordination limitations[3]

28% of Medicare FFS COPD patients have filled a prescription for a nebulizer[4]


YUPELRI

YUPELRI is the only once-daily **nebulized LAMA** maintenance medication for COPD approved in the US[5]

1. CDC, 2023, NIH. 2. Addressable patient population quantifies the number of patients within the intended target profile. Sources: Citeline Pharma Custom Intelligence Primary Research April 2023, Symphony Health METYS Prescription Dashboard, SolutionsRx Med B FFS. 3. Donahue, 2019. 4. Avalere, 2024. YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product. 5. YUPELRI should not be initiated in patients during acutely deteriorating or potentially life-threatening episodes of COPD, or for the relief of acute symptoms, i.e., as rescue therapy for the treatment of acute episodes of bronchospasm. Acute symptoms should be treated with an inhaled short-acting beta2-agonist. COPD, chronic obstructive pulmonary disease; FFS, Fee For Service; LAMA, long-acting muscarinic antagonist.

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Theravance Biopharma

YUPELRI® Delivers a Full 24 Hours of Efficacy in a Single, Nebulized Daily Dose[1]

24-Hour Lung Function at 12 Weeks

Consistent Improvement in FEV_1 vs placebo over 24 hours on days 84/85 [1,2]


LS mean FEV_1 change from baseline (mL)
300
250
200
150
100
50
0
-50
-100
-150
-200
-250
-300
YUPELRI (n=89)
Placebo (n=83)
5 min
1h
2h
4h
6h
8h
10h
12h
15h
21h
22h
24h
Time, hours

Safety Demonstrated in 3 Clinical Studies

Adverse reactions from two 12-week placebo-controlled efficacy trials (n=813)

Adverse reactions ≥ 2% incidence and higher than placebo[1]

Adverse Reactions	YUPELRI (n=395)	Placebo (n=418)
Cough	17 (4%)	17 (4%)
Nasopharyngitis	15 (4%)	9 (2%)
Upper respiratory traction infection	11 (3%)	9 (2%)
Headache	16 (4%)	11 (3%)
Back pain	9 (2%)	3 (1%)

Fewer patients discontinued treatment with YUPELRI (13%) than with placebo (19%)[1]

Safety results from a 52-week, long-term trial consistent with those observed in previous studies (n=1,055)[1]

1. YUPELRI [package insert]. Morgantown, WV: Mylan Specialty LP; 2. YUPELRI was studied in two 12-week, randomized, double-blind, placebo-controlled, parallel-group confirmatory studies (Studies 1 and 2) to evaluate the efficacy of once-daily YUPELRI vs placebo in patients with moderate to very severe COPD. In Studies 1 and 2, serial spirometry was performed on a sub-study population. Pooled results are shown. Primary efficacy endpoint was change from baseline in trough (pre-dose) FEV1 at day 85 vs placebo. In Studies 1 and 2, a prespecified exploratory analysis was performed. In Study 1, LS mean changes from baseline in FEV1 ranged from 55.8 mL to 240.4 mL in the YUPELRI group, and from -113.6 mL to 59.6 mL in the placebo group. In Study 2, LS mean changes from baseline in FEV1 ranged from 19.8 mL to 148.5 mL in the YUPELRI group, and from -176.4 mL to -13.0 mL in the placebo group. Data on file. FEV_1, forced expiratory volume in one second; LS, least squared.

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Theravance Biopharma

YUPELRI® Opportunity: Expand Use of Neb LAMA in ~1.9M COPD Patients[1]

~200K Current Long-Acting Neb Patients

GOLD Risk Categories:



B
E
A
More Symptoms
Greater Exacerbation Risk

GOLD guidelines now **suggest both B and E patients receive LABA/LAMA** combination therapy[2]

~200K Patients Using Short-Acting (SA) Nebs inappropriately as Maintenance[3]



Leading SA Nebs must be dosed 4-6x / day

SA Neb patients switching to YUPELRI **cite uncontrolled symptoms and exacerbations** as a leading reason for making the switch[1]

~1.5M Symptomatic Patients with Reduced Cognition, Dexterity and/or Inspiratory Flow Using Handheld Only as Maintenance

Correct inhaler use is affected by:

- Cognitive ability
- Manual dexterity / coordination
- Inspiratory flow
- Type of inhaler device
- Education on inhaler technique

Patients switching from handhelds represent the majority of new YUPELRI patients and cite difficulty with dexterity and cognition as reasons for switching[1]

1. Addressable patient population quantifies the number of patients within the intended target profile. Source: Joint VTRS/TBPH Market Research (Jun'24). 2. Global Initiative for Chronic Obstructive Lung Disease 2024 Report. 3. Medications indicated to address bronchospasm per US package insert. COPD, chronic obstructive pulmonary disease; GOLD, Global Initiative for Chronic Obstructive Lung Disease; LABA, long-acting beta agonist; LAMA, long-acting muscarinic antagonist; Neb, nebulized therapy.

10

Theravance Biopharma

11 Theravance / Viatris Partnership Drives YUPELRI  Prescription Growth US Co - Promotion Agreement (35% / 65% Profit Share) Community (Doctor’s Office) Hospital MD starts YUPELRI Community MD starts YUPELRI Hospital starts make a sizeable contribution to the business • >80% of patients receiving YUPELRI in the hospital leave with a script to continue therapy • Theravance and Viatris coordinate with caregivers to ensure smooth Transition of Care Patients continue YUPELRI YUPELRI candidate experiences symptoms or exacerbation Fulfillment (Pharmacy, DME) PHARMACY Calls on community caregiver Calls on hospital caregiver

Strong US Hospital Execution Drives Value Creation



YUPELRI Hospital Doses
250K
200K
150K
100K
50K
0K
19K
30K
54K
34K
47K
54K
56K
70K
78K
93K
98K
108K
113K
138K
162K
158K
162K
191K
213K
226K
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24

Hospital doses increased 39% on a trailing 12-month basis[1]

1. Source: IQVIA DDD, HDS, VA and Non-Reporting Hospital through Mar'24. Preliminary data subject to revision upon receipt of final data.

12

Theravance Biopharma

13 YUPELRI ® US Net Sales Performance In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing arrangement (65% to Viatris ; 35% to Theravance Biopharma). $16.5 $29.6 $36.8 $30.3 $37.0 $38.7 $36.9 $41.8 $39.4 $43.8 $43.7 $49.1 $53.4 $55.7 $47.0 $55.0 $58.3 $60.6 $55.2 $54.5 0 10 20 30 40 50 60 70 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Net sales increased 8% on a trailing 12 - month basis Total YUPELRI Net Sales ($M)

14 The YUPELRI ® China Opportunity NDA Filed June 2024 Viatris is the 8 th largest multinational company in China, with a sales force of ~4,200 covering >70K hospitals and 400K pharmacies in over 300 cities 5 #2 pharmaceutical market globally 1 Nearly 100M individuals with COPD; ~43% suffer from moderate to severe disease 2,3 15 - month median NDA/BLA review time (2023 to present) 4 Economics 6 $7.5M milestone on approval $37.5M of sales milestones 14 - 20% tiered royalties Opportunity 1. IQVIA Institute Global Use of Medicines 2024. 2. Wang C, Xu, J, Yang L, et al., The Lancet, 2018. 3. Yin P, Wang H, Vos T, et al., Chest, 2013. 4. Baipharm Monthly Report: New Drug Approvals, internal analysis (Jan ’23 – May ’24). 5. Source: Viatris (2021). 6. As of June 30, 2024, Theravance Biopharma is eligible to receive potential development and sales milestones totali ng $52.5 million related to Viatris ’ development and commercialization of nebulized revefenacin in China and adjacent territories, with $45.0 million associated with YUPELRI monotherapy and $7.5 million associated with fu tu re potential combination products; refer to our SEC filings for further information. BLA, Biologics License Application; NDA, New Drug App lic ation; COPD, chronic obstructive pulmonary disease.

YUPELRI® Value Proposition

Once-Daily Nebulized LAMA COPD Maintenance Medicine

- Last twelve months' US sales up 8% to $229M; Theravance receives 35% of US profits[1]
- Brand profitable, with expanding profit margins
- Medicare Part B therapy; FFS beneficiaries with supplemental insurance face out-of-pocket costs as low as $0[2]

Significant Growth Potential

- Up to 1.9M patients could benefit from YUPELRI in the US
- NDA submitted in China (June 2024)

Upcoming Milestone and Royalty Potential

- US: Up to $150M in total monotherapy sales milestones[3]; first $25M for 1st year in which US net sales > $250M
- China: Up to $45M in monotherapy development and sales milestones; 14-20% tiered royalties[4]

IP protection granted to 2039 in the US

1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). 2. Ochieng, N., et al., *"A Snapshot of Sources of Coverage among Medicare Beneficiaries,"* KFF, 13 Dec. 2023, www.kff.org/medicare/issue-brief/a-snapshot-of-sources-of-coverage-among-medicare-beneficiaries/. 3. As of June 30, 2024, Theravance Biopharma is eligible to receive from Viatris potential global development, regulatory and sales milestone payments (excluding China and adjacent territories) totaling up to $205.0 million in the aggregate; refer to our SEC filings for further information. 4. As of June 30, 2024, Theravance Biopharma is eligible to receive potential development and sales milestones totaling $52.5 million related to Viatris' development and commercialization of nebulized revefenacin in China and adjacent territories, with $45.0 million associated with YUPELRI monotherapy and $7.5 million associated with future potential combination products; refer to our SEC filings for further information. COPD, chronic obstructive pulmonary disease; FFS, fee-for-service; LAMA, long-acting muscarinic agent.

15

Theravance Biopharma

The first NET inhibitor in development exclusively to treat symptoms of nOH in MSA NET, norepinephrine transporter; nOH , neurogenic orthostatic hypotension ; MSA, multiple system atrophy AMPRELOXETINE

17 Multiple System Atrophy (MSA): A progressive neurological disorder leading to autonomic failure and neurogenic orthostatic hypotension ( nOH ) Sources: Biorender.com. In MSA , abnormal deposits of mis - folded  - synuclein are associated with progressive neuro - degeneration Neuro - degeneration leads to autonomic system failure, characterized by nOH , and significantly reduced quality of life In MSA, peripheral nerves may be spared , providing an opportunity to enhance autonomic function and alleviate symptoms of nOH MSA Other Synucleinopathies

Neurogenic Orthostatic Hypotension (nOH):

One of the Most Devastating Consequences of MSA

nOH patients experience:

- Rapid blood pressure reductions upon standing
- Upper extremity hypoperfusion
- **A range of debilitating, unremitting symptoms**



Dizziness
Trouble Concentrating
Weakness
Vision Problems
Neck / Shoulder Pain
Fatigue

Orthostatic Hypotension Symptom Assessment (OHSA):

- Patient reported measure of nOH symptom burden, addressing 6 key symptoms
- Questionnaire developed by autonomic system experts
- Accepted by the FDA as an outcome measure for drug approval[1]
- 1-point OHSA change considered clinically meaningful[2]

Symptom intensity can be measured by the **OHSA**

18

1. 203202ORIG1S000 - FDA, www.accessdata.fda.gov/drugsatfda_docs/nda/2014/203202Orig1s000SumR.pdf. Accessed 8 Sept. 2024. 2. Kaufmann H. (2023, November 15-18). Evaluating clinically meaningful changes in the Orthostatic Hypotension Symptom Assessment domain of the Orthostatic Hypotension Questionnaire. [Poster presentation]. MSA, multiple system atrophy.

Theravance Biopharma

Ampreloxetine Intended to Increase Norepinephrine and Treat nOH



Pre-ganglionic sympathetic nerve
Post-ganglionic sympathetic nerve
Autonomic ganglia
NE

In MSA, postganglionic sympathetic (autonomic) nerves are often intact, with residual sympathetic activity retained



Post-ganglionic Sympathetic Nerve ending
NET
VMAT
NET
NE
Effector Cell

Sympathetic activity (NE released into the synapse) stimulates adrenergic receptors, driving a vascular response



Post-ganglionic Sympathetic Nerve ending
NET
VMAT
NET
NE
Effector Cell

Ampreloxetine blocks NE recapture from the synapse, therein increasing intrasynaptic NE concentrations and actions[1]

1. Reflects Theravance Biopharma's expectations for ampreloxetine based on data collected to date. Ampreloxetine is in development and not approved for any indication. Data on file.
MSA, multiple system atrophy; NE, norepinephrine; NET, norepinephrine transporter; nOH, neurogenic orthostatic hypotension; VMAT, vesicular monoamine transporter.

19

Theravance Biopharma

20 Ampreloxetine MoA Supported by MSA Patient Data 1, 2 1. Data from MSA patients. Error bars represent SE. * p < 0.05 comparison to baseline reported after 4 weeks of ampreloxetine administration in study 0169. 2. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. Ampreloxetine is in development and not approved for any indication . BP, blood pressure; DHPG, dyhydroxyphenylglycol ; LS, least - squares; MSA, multiple system atrophy; NE, norepinephrine, OHSA, orthostatic hypotension symptom assessment; SE, standard error; SEM, standard error of mea n. Placebo Ampreloxetine 0.0 0.5 1.0 1.5 2.0 G e o m e t r i c M e a n R a t i o C h a n g e f r o m B a s e l i n e Plasma NE Increased 1 * * +57% - 40 - 20 0 20 40 60 Worsening - 12.4 +6.1 Mean Change, mmHg (SE) Placebo Ampreloxetine Norepinephrine DHPG 2.5 - 0.03 p=0.0056 LS Mean Change in OHSA Composite (SEM) Worsening +1.54 0.0 - 0.5 0.5 1.0 1.5 2.0 Change in 3 min Standing BP 2 Change in Symptoms: OHSA Composite 2

21 The Unmet Need in MSA Patients with nOH is High 1. Claassen D.O., Adler C.H., Hewitt L.A., Gibbons C. (2018), BMC Neurology, 18 (1), art. no. 125. MSA, multiple system atrophy; nOH neurogenic orthostatic hypotension. Advocacy groups, patients and caregivers are actively engaged and seeking new therapies to better manage nOH Physicians report an urgency to treat patients with nOH due to the impact on quality of life, deconditioning, high risk of injury from falls, and caregiver burden Burden of nOH on Patients A high unmet need remains, clinically meaningful options are needed 87% 87% of nOH patients report a reduced ability to perform activities 1 42% 42 % claim nOH has robbed them of their independence 1

MSA Patients with nOH are Not Optimally Treated

Clinically meaningful options are needed

01 **No approved treatment for orthostatic hypotension has been show to be effective beyond 2 weeks** in a well-controlled study

02 **All three** commonly prescribed orthostatic hypotension treatments **carry a risk of worsening high blood pressure while lying down**

03 **~65% of MSA patients with nOH** remain symptomatic despite treatment[1]

Only ~34% of patients are treated; current therapies have not worked in this patient population[2]



Product Shares
34%
12%
35%
53%
Droxidopa
Fludrocortisone
Midodrine
MSA Patients

1. MSA Natural History Statistics, NYU September 2019. 2. Veeva Compass patient-level claims data, MSA patients (G90.3) with at least 1 Rx from 2020-2023. Product share defined as total "days supplied" in this patient population.
MSA, multiple system atrophy; nOH neurogenic orthostatic hypotension.

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Theravance Biopharma

Clinical Development AMPRELOXETINE

Study 0170 (REDWOOD) Enrolled MSA, Parkinson's and PAF Patients



Study 0170
16-week open-label
6-week double blind RW
n=203
enrolled
Entry
Ampreloxetine 10 mg
Baseline
Randomization
Ampreloxetine 10 mg
Placebo
Endpoint
n=119
Completers
OL Entry Criteria
Week 4 Enrichment
Week 16 Enrichment
Primary Endpoint
OL Entry Criteria:
Study 0169 rollovers
(n=170)
or
De novo patients
(n=33)
Entered RW:
(n=128)[1]
MSA=40
PD=68
PAF=20
Protocol aimed for
≥ 40% MSA patients
Treatment Failure:
Worsening on OHSA Item 1:
dizziness / lightheadedness
and
Worsening on PGI-S: Patient Global
Impression of Severity

1. Study 0170 was terminated early because of negative results from Study 0169 (n=128 vs. 154 anticipated).
MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; OL, open label; PAF, pure autonomic failure; PD, Parkinson's disease; PGI-S, patient global impression of severity; RW, randomized withdrawal.

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Theravance Biopharma

25 Durable, Clinically - Significant Symptom Improvements Seen in MSA Patients CI, confidence interval; DB, double - blind; MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; OL, o pen label; RW, randomized withdrawal. BL1 2 3 4 0 2 4 6 8 BL 4 8 12 16 BL 18 20 22 time (weeks) OHSA Composite Score Mean (95% CI) Placebo Ampreloxetine 33 33 20 18 34 32 20 20 64 42 n, Placebo n, Ampreloxetine BL, Baseline 0169 DB 0170 OL 0170 RW Study 0170: 1.6 Poin t Difference on the OHSA Composite Score at Week 6 of the RW Period (n=38)

26 Consistent Symptom Benefits Across Individual OHSA Items in MSA Patients Data from MSA patients at week 6 of the randomized withdrawal period of study 0170; individual item score analyses are post - hoc, except for dizziness. CI, confidence interval; LS, least squares; MSA, multiple system atrophy; OHDAS, orthostatic hypotension daily activity scale; OHQ, orthostatic hypotension questionnaire; OHSA, orthos tat ic hypotension symptom assessment; RW, randomized withdrawal. -4 -2 0 2 4 OHQ composite score - Walking long time - Walking short time - Standing long time - Standing short time Daily activities composite score - Head/neck discomfort - Trouble concentrating - Fatigue - Weakness - Vision - Dizziness Symptom composite score LS Mean difference (95% CI) -1.6 (-2.7, -0.5) -1.5 (-3.2, 0.2) -1.7 (-3.2, -0.3) -0.7 (-2.3, 0.9) -1.5 (-3.1, 0.1) -1.8 (-3.3, -0.4) -2.2 (-3.7, -0.7) -0.8 (-2.1, 0.4) -2.0 (-3.6, -0.4) -0.3 (-1.8, 1.2) -0.7 (-2.4, 1.0) 0.4 (-1.2, 2.1) -1.2 (-2.3, -0.2) OHSA OHDAS Favors ampreloxetine Favors placebo OHQ composite score At week 6 of RW period in Study 0170, trends consistently favored ampreloxetine ; OHSA composite reached nominal significance (n=38)

Alignment with FDA on CYPRESS Trial Design and Regulatory Approach

June 2022
Successful Type C Meeting

March 2023
CYPRESS Initiation

Collaborative CYPRESS Protocol Review

Aligned with FDA on CYPRESS

- Use of randomized withdrawal design including the OHSA composite as primary endpoint
- A Positive Study outcome, supported by Study 170 data, expected to be sufficient for regulatory filing

Use of FDA-supported, Anchor-Based Analysis

- Establishes clinically meaningful thresholds for patient-reported outcomes measures
- ~1 point change in OHSA Composite identified as clinically meaningful[1]

1. Kaufmann H. (2023, November 15-18). Evaluating clinically meaningful changes in the Orthostatic Hypotension Symptom Assessment domain of the Orthostatic Hypotension Questionnaire. [Poster presentation]. OHSA, orthostatic hypotension symptom assessment.

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Theravance Biopharma

CYPRESS Designed to Reproduce Study 0170 MSA Patient Results



CYPRESS
12-week open-label
8-week double blind RW
n~100
to be enrolled
Entry
Ampreloxetine 10 mg
Baseline
Randomization
Ampreloxetine 10 mg
Placebo
Endpoint
n~60
Completers
Week 8
Enrichment
Primary Endpoint
Change in OHSA Composite Score:
Baseline to week 8 of RW Period

- RW design with enrichment mirrors that of prior Phase 3 trial in nOH
- FDA aligned with design and use of OHSA composite as primary endpoint
- Last patient into open-label portion in mid-2025; data approximately 6 months later
- **A Positive Study outcome, supported by Study 0170 data, expected to be sufficient for regulatory filing**

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MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment; RW, randomized withdrawal.

Theravance Biopharma

Market Opportunity AMPRELOXETINE

30 Prevalence in Europe 1,2 45 - 60K MSA Patients with nOH Prevalence in China & Japan 1 90 - 105K MSA Patients with nOH Ampreloxetine Global Opportunity Significant unmet needs in leading therapeutics markets 1. Thelansis nOH Market Report 2023; TBPH Internal Analysis. nOH graphics reflect the mid - point of the provided ranges . 2. Prevalence estimate for Germany , France , UK, Italy and Spain . MSA, multiple system atrophy ; nOH neurogenic orthostatic hypotension . ~ 40,000 ~ 53,000 ~ 98,000 MSA Patients w/ nOH MSA Patients w/ nOH Prevalence in United States 3 5 - 45K MSA Patients with nOH ~ 53,000 ~ 98,000 MSA Patients w/ nOH

Concentrated Treatment Landscape, Centered on MSA, nOH Specialists

31
MSA Centers of Excellence

29
CYPRESS Trial Sites (US)

~90
High Volume MSA Specialists[2]

~250
High Volume MSA Accounts[2]

MSA Centers of Excellence[1] and CYPRESS Sites



Cure PSP
CYPRESS Site
Mission MSA

1. Centers of Excellence: https://missionmsa.org/resource-library/centers-of-excellence-overview/, https://www.psp.org/centers-of-care
2. Veeva Compass patient-level claims data, MSA patients (G90.3), 1/1/2023-12/31/2023.
MSA, multiple system atrophy; nOH neurogenic orthostatic hypotension.

31

Ampreloxetine Value Proposition in MSA with nOH

Potential best-in-class agent with orphan drug disease designation[1]

- Once-daily dosing with durable, clinically meaningful efficacy in target population
- No observed supine hypotension further distinguishes from competitive landscape
- MOA validated by increased NET inhibition with elevated plasma NE levels

FDA alignment on CYPRESS pivotal study design and path to approval

- CYPRESS to reproduce MSA with nOH results from recent Study 0170 with OSHA composite endpoint
- CYPRESS last patient into open-label mid-2025, with data ~6 months later

Significant unmet medical need

- Specialist network with easily commercialized concentrated market

Granted IP through 2037

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1. Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. Data on file.
MoA, mechanism of action; MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; NE, norepinephrine; NET, norepinephrine transporter.

Theravance Biopharma

The only once - daily, 3 - in - 1 treatment for COPD or asthma TRELEGY COPD, chronic obstructive pulmonary disease

TRELEGY Milestones and Royalties Represent Added Value

History

Once-daily, 3-in-1 treatment therapy for COPD and asthma, developed by GSK in collaboration with Theravance, Inc.

Theravance Biopharma entitled to receive TRELEGY sales milestones and royalties as part of 2014 spin-off

Company sold rights to Royalty Pharma in 2022 for $1.1B, but retained future economics

Retained Value to Theravance Biopharma

Up to $200M in sales-based TRELEGY milestones from 2024 – 2026[1]

Royalties on global TRELEGY sales from 2029 through the mid-2030s[2]

Milestones and royalties are paid to Theravance Biopharma by Royalty Pharma[1,2]



TRELEGY
30

1. As of 06/30/24, Theravance stands to receive up to $200 million in TRELEGY sales milestones paid directly from Royalty Pharma (RP). In each year from 2024 to 2026, a first payment will be triggered if RP receives a minimum royalty payment from GSK and an additional payment will be triggered if RP receives a higher royalty payment from GSK. In 2024, we expect these respective thresholds to be met, should 2024 TRELEGY global net sales exceed approximately $2.9 billion and $3.2 billion. 2. Eligibility generally ends 15 years after first launch in an eligible territory: U.S. royalties are expected to end late 2032, while ex-U.S. royalties are expected to end in the mid-2030s on a country-by-country basis. Total royalties owed are 6.5% to 10.0% of global net sales in eligible territories; Theravance receives 85% of royalties owed. COPD, chronic obstructive pulmonary disease.

34

Theravance Biopharma

35 $200M in Potential TRELEGY Sales Milestones if Upper Tier Thresholds are Met 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone. 2. Based on 100% of TRELEGY ELLIPTA royalties. 3. GSK - reported Net Sales in USD. 4. Bloomberg Consensus as of 08/02/24. As of 06/30/24, Theravance stands to receive up to $200 million in TRELEGY sales milestones paid directly from Royalty Pharma. In each year from 2024 to 2 026, a first payment will be triggered if Royalty Pharma (RP) receives a minimum royalty payment from GSK and an additional payment will be trigge red if Royalty Pharma receives a higher royalty payment from GSK. In 2024, we expect these respective thresholds to be met, should 2024 TRELEGY global net sales exceed approximately $2.9 billion and $3.2 bi llion. $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2021 2022 2023 2024 E 2025 E 2026 E Consensus Forecast 4 Actuals 3 Net Sales ($M) $50M $25M $50M $25M $100M $50M $1,674 $2,142 $2,739 $3,3 74 $3,7 28 $3,992 28% growth 28% growth Milestone to Theravance Global Net Sales Equivalent Royalty Threshold 2 Year $25M $2,863M $240M 2024 1 $50M $3,213M $275M $25M $3,063M $260M 2025 1 $50M $3,413M $295M $50M $3,163M $270M 2026 1 $100M $3,513M $305M TRELEGY Global Net Sales Trends ($M) $200M in potential sales milestones 1 from ‘24 to ‘26

36 Global TRELEGY Royalties to Return Beginning in 2029 1. Eligibility generally ends 15 years after first launch in an eligible territory: U.S. royalties are expected to end late 2 032 , while ex - U.S. royalties are expected to end in the mid - 2030s on a country - by - country basis. 2. Total royalties owed are 6.5% to 10.0% of global net sales in eligible territories; Theravance receives 85% of royalties owed. Royalty Details: • Royalties returning to Theravance 1 : – Ex - US royalties return July 1, ್ 2029 – US royalties return Jan uary 1, ್ 2031 • Calculated on global net sales of eligible territories • Upwardly tiered effective rate of 5.5 - 8.5% 2 • Paid directly by Royalty Pharma 85% Share Owed to Theravance Royalty Rate Annual Global Net Sales 1 5.5% 6.5% Net Sales up to $750M 6.8% 8.0% Additional Sales up to $1.250B 7.7% 9.0% Additional Sales up to $2.250B 8.5% 10.0% Net Sales Exceeding US $2.25B TRELEGY Global Net Sales Trends ($M) Royalties Return from 2029 through the mid - 2030s 1

Financials & Capital Management

38 Q2 2024 Financial Highlights 1. Non - GAAP net profit (loss) from continuing operations consists of GAAP net income (loss) before taxes less share - based compen sation expense, non - cash interest expense, and non - cash impairment expense; see reconciliation on Slide 46 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. 2. Cash, cash equivalents and marketable securities. SBC, Share - Based Compensation. Note Q2 ‘23 (M) Q2 ‘24 (M) Metric Representing 4% YoY growth $13.7 $14.3 VIATRIS Collaboration Revenue $22.4 $21.6 SG&A and R&D Expense, ex - SBC $6.3 $5.4 Share - Based Compensation Q2’24 impacted by ~$3.0M non - cash long - lived asset impairment charge ($16.1) ($15.7) GAAP Net Loss from Operations ($7.4) ($6.3) Non - GAAP Net Loss from Operations 1 Buyback program completed in Jan’24 $167.5 $96.1 Cash and Cash Equivalents 2 (as of quarter - end) $0.0 $0.0 Debt (as of quarter - end) 53.7 48.9 Shares Outstanding (as of quarter - end)

39 2024 Financial Guidance 1. 2024 Estimates assume mid - point of Guidance; 2. Non - GAAP net profit (loss) from continuing operations is expected to consist of GAAP net income (loss) before taxes less share - based compensation expense, non - cash interest expense, and non - cash impairment expense; the section titled “Non - GAAP Financial Measures” on Slide 2 for more information. H1 2024 Financial Performance : • $28M GAAP net loss from operations • $11M non - GAAP net loss from operations • $96M cash, $0M debt as of 6/30/24 2024 O perating Expense Guidance : • R&D (excluding share - based comp): $30M - $36M • SG&A (excluding share - based comp): $45M - $55M • Share - Based Compensation: $18M - $22M 2024 Non - GAAP Profitability / Loss Guidance 2 : • H2 ‘24 non - GAAP loss and cash burn expected to be similar to H1 ‘24 • Excludes potential milestones 32.6 33.0 53.1 50.0 25.4 20.0 2.4 3.0 113.5 106.0 $0 $20 $40 $60 $80 $100 $120 $140 2023A 2024E R&D SG&A Share-Based Comp One-time Items Operating Expenses ($M) 1

Summary: Theravance's Strategic Imperatives

Grow YUPELRI®

Only once-daily nebulized LAMA: currently <5% penetrated addressable market[1]

Winning strategy aligned with clinical best practices

Address the Significant Problem of nOH in MSA

Devastating neurological disorder causing unremitting symptoms of autonomic failure in ~80% of patients[2,3]

Ampreloxetine as best-in-class agent may be uniquely tailored to mitigate these symptoms and improve quality of life

Preserve Financial Strength

$96 million in cash / no debt, limited cash use anticipated in 2024

Up to $200 million in **TRELEGY** milestones possible through 2026; eligible for additional future royalties[4]

1. Sources: Citeline Pharma Custom Intelligence Primary Research April 2023, Symphony Health METYS Prescription Dashboard, SolutionsRx Med B FFS. 2. Kalra DK, et al. Clin Med Insights: Cardiol. 2020 (70%-90%);14:1179546820953415. 3. Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy, CJ Mathias (1999). 4. From 2024 through 2026, Theravance stands to receive up to $200 million in TRELEGY sales milestones paid directly from Royalty Pharma. These payment will be triggered if Royalty Pharma receives certain minimum royalty payments from GSK based on TRELEGY global net sales. Beginning in 2029, Theravance is eligible to receive royalty payments on global net sales of TRELEGY in the eligible territories. Eligibility generally ends 15 years after first launch on a country-by-country basis –U.S. royalties are expected to end late 2032, while ex-U.S. royalties are expected to end in the mid-2030s on a country-by-country basis. Total royalties owed are 6.5% to 10.0% of global net sales in eligible territories, where Theravance receives 85% of total royalties owed. LAMA, long-acting muscarinic antagonist; MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension.

40

Theravance Biopharma

Rick Winningham Chairman and Chief Executive Officer Aziz Sawaf, CFA Senior Vice President, Chief Financial Officer Rhonda Farnum Senior Vice President, Chief Business Officer Áine Miller Senior Vice President, Development Senior Leadership

Appendix Slides

43 YUPELRI ® (revefenacin) Inhalation Solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 43

44 About YUPELRI ® ( revefenacin ) Inhalation Solution YUPELRI ® ( revefenacin ) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 1. TBPH market research (N=160 physicians); refers to US COPD patients. COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist. 44

45 Second Quarter 2024 Financials (Unaudited) 1. Amounts include share - based compensation. 2. Non - GAAP net profit (loss) from continuing operations consists of GAAP net loss before taxes excluding share - based compensation expense, non - cash interest expense and non - cash impairment expense; see reconciliation on Slide 18 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. 45 ($, in thousands) Revenue: Viatris collaboration agreement $ 14,256 $ 13,743 $ 28,759 $ 24,154 Collaboration revenue - 6 - 12 Total revenue 14,256 13,749 28,759 24,166 Costs and expenses: Research and development (1) 9,954 9,425 18,922 23,997 Selling, general and administrative (1) 17,056 19,278 33,798 38,461 Impairment of long-lived assets (non-cash) 2,951 - 2,951 - Restructuring and related expenses (1) - 1,169 - 2,743 Total costs and expenses 29,961 29,872 55,671 65,201 Loss from operations (before tax and other income & expense) $ (15,705) $ (16,123) $ (26,912) $ (41,035) Share-based compensation expense: Research and development 1,151 1,855 2,616 4,296 Selling, general and administrative 4,225 4,409 7,988 8,632 Restructuring and related expenses - - - 357 Total share-based compensation expense 5,376 6,264 10,604 13,285 Operating expense excl. share-based compensation: R&D operating expense (excl. share-based compensation) 8,803 7,570 16,306 19,701 SG&A operating expense (excl. share-based compensation) 12,831 14,869 25,810 29,829 Total operating expenses excl. share-based compensation $ 21,634 $ 22,439 $ 42,116 $ 49,530 Non-GAAP net loss (2) $ (6,250) $ (7,355) $ (10,795) $ (22,267) Three Months Ended June 30, 2024 2023 (Unaudited) Six Months Ended June 30, 2024 2023 (Unaudited)

46 Second Quarter 2024 Financials (Unaudited) (Cont’d) 46 See the section titled "Non - GAAP Financial Measures" on Slide 2 for more information. GAAP Net Loss $ (16,529) $ (15,645) $ (28,193) $ (37,733) Adjustments: Share-based compensation expense 5,376 6,264 10,604 13,285 Non-cash impairment of long-lived assets 2,951 - 2,951 - Non-cash interest expense 644 568 1,273 1,118 Income tax expense 1,308 1,458 2,570 1,063 Non-GAAP Net Loss $ (6,250) $ (7,355) $ (10,795) $ (22,267) Non-GAAP Net Loss per Share Basic and diluted non-GAAP net loss per share $ (0.13) $ (0.13) $ (0.22) $ (0.37) Shares used to compute basic and diluted non-GAAP net loss per share 48,747 56,682 48,515 59,791 (Unaudited) Reconciliation of GAAP to Non-GAAP Net Loss (In thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 (Unaudited)

47 Granted Patent Protection into Late 2030s COPD, chronic obstructive pulmonary disease; nOH , neurogenic orthostatic hypotension; PTE, patent term extensions. Estimated Patent Expiry Invention Compound 2028 Composition of Matter YUPELRI ® / revefenacin 2030 - 2031 Polymorph 2039 Method for the maintenance treatment of COPD patients 2030 (plus PTE of up to 5 years) Composition of Matter Ampreloxetine 2037 Method of Treating nOH